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viggle™

Entertainment Marketing and Rewards

Safe Harbor Statement

In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words "believe," "expect," "will," "anticipate," "intend," "estimate," "project," "plan," "assume" or other similar expressions, although not all forward-looking statements, contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management's current plans and objectives are forward-looking statements. Among others, forward-looking statements contained in this presentation include our plans for allowing users to earn points on websites not owned by Viggle, signing co-marketing agreements with major consumer brands, launching the ViggleStore to allow redemption of points for ownership or rental of TV shows and movies, launching LIVE Events vertical via SFX partnership, growing revenues, growing users and our expectation that our network of apps and websites will reach 20 million monthly users by the end of Q1 2015. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and limited revenues to date; we may not be able to achieve or maintain profitability; the likelihood of our success must be considered in light of the problems, expenses difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment; the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management's attention, and harm our business; and changes in federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses.

Company Overview

Mobile and web-based entertainment marketing platform using rewards to drive discovery and engagement


wetpaint
viggle

General Corporate Information	
Exchange / Symbol	NASDAQ:VGGL
Share Price	$2.92[1]
LTM Revenue	$20.1 million
Enterprise Value:	$66.0 million[1]
Headquarters:	New York, New York

- Viggle helps guide consumers towards various forms of media consumption in several ways
  - Television enhancement
  - Distributed reminders
  - Publishing & social distribution
  - Music discovery & purchase
- In an increasingly fragmented landscape, Viggle helps connect various parties in a meaningful way
  - Media Companies - promote content through web, mobile and social channels to generate audiences
  - Brands - reach verified audiences
  - Consumers - earn points and/or brand rewards through the consumption of and engagement with entertainment

(1) As of November 11, 2014

Management Team

Robert F.X. Sillerman
Chairman & CEO



Billboard
ROBERT F.X. SILLERMAN
HAS A $1 BILLION PLAN TO CONQUER THE WORLD OF DANCE MUSIC

Company	Transaction	Details
sfx	IPO $260M Oct 2013	• Serves as Chairman and CEO of SFX Entertainment Inc. (NASDAQ:SFXE) • Producer of live entertainment events and electronic music culture festivals
CKX	Sale $509M May 2011	• Sold to Apollo Global Management • Interests included Elvis Presley Enterprises, Muhammad Ali and 19 Entertainment, the owner of American Idol • Now known as CORE Media Group, an entertainment brand and licensing company
SFX Entertainment	Sale $4.4B August 2000	• Co-Founder • 7th largest owner of radio stations in the United States, with 120 different radio stations. • Sold to the private equity firm, HM Capital Partners
SFX Broadcasting	Sale $2.1B 1998	• Founder • Operator of live entertainment events (concerts and sporting events) • Sold to Clear Channel, operations later spun-off as Live Nation Entertainment (NYSE:LYV)

Management Team

Continued



Greg Consiglio

President & COO

- Former Executive Vice President of Business Development at Ticketmaster Entertainment
- Former Senior Vice President at AOL, and served as Managing Director, AOL Asia



Kevin Arrix

Chief Revenue Officer

- Former EVP of Digital Advertising at MTV Networks (MTV, VH1, Nickelodeon, Comedy Central, CMT, Spike and Logo)
- Prior to MTV Networks, Kevin held positions at CBS Sports Line and Turner Broadcasting



John Small

CFO

- Former Portfolio Manager at several asset management firms, covering the Telecom, Media & Technology (TMT), including GLG Partners, Ulysses Management and Odyssey Partners
- Previously worked in the Equity Research departments of both Dillon Read and Morgan Stanley

Introduction

Consumers engage with various forms of content across the entertainment landscape…


TV
Music
Web
Live Events

The Problem

This landscape has become increasingly more crowded

Consumers
want to discover and engage with content

Media Companies
need to generate meaningful audiences

Marketers
want to reach verified audiences


TV
NETFLIX
Aereo
DIRECTV
COMCAST
FOX
ESPN
HBO
Music
iTunes
Spotify
PANDORA
Songza
SiriusXM
YouTube
CRACKLE
hulu
Aol. On
vevo
Web
sfx
LIVE NATION
Live Events

Our Solution

One platform to connect media companies, marketers and consumers

Consumers
earn points for consumption and engagement

Media Companies
can promote content and verify audiences

Marketers
target media across the platform using 1st party data


TV
Music
viggle
Web
Live Events

Viggle TV

Discover new and engage with TV programming

ACR technology can identify programming on 190 channels 24/7

Earn points during any live program or that aired in the last 7 days; promoted programming earns bonus points

Play along with companion games such as trivia and fantasy sports for additional points



TV
Listening to your
viggle
The Voice
viggle

Viggle Music

Discover songs and redeem for free music

- ACR technology can identify 9mm tracks
- +25 Match against promoted music and earn bonus points
- Purchase music or redeem for free tracks in the Viggle Store


Music
Tighten Up
The Black Keys
This is an album by The Black Keys. The name of this album is Brothers.
+5
viggle

Viggle Web Video

Earn points while watching online video

Log into Viggle-enabled websites with your Facebook account

+25 Watch video and earn points for each engagement



Tighten Up
The Black Keys
This is an album by The Black Keys. The name of this album is Brothers.
3X
viggle
WATCH AND EARN
viggle
Get to Know...
The Hot Jocks from The Bachelor-ette
+20
Web
+20 Viggle Points Bachelorette 2014 Spoilers: Meet Andi Dorfman's Hot Jocks! (VIDEO)

Viggle Events COMING SOON!

Earn rewards while out of the home

Geo-fencing, bluetooth beacons and other location services verify presence

---

Push notifications unlock location-specific experiences



viggle
Tighten Up
The Black Keys
This is an album by The Black Keys. The name of this album is Brothers.
viggle
WATCH AND EARN
Get to Know...
The Hot Jocks from The Bachelorette
+20
+20 Viggle Points Bachelorette 2014 Spoilers: Meet Andi Dorfman's Hot Jocks! (VIDEO)
Friday, 2014
Live Events

(1) Not operational at this time. Expected operational by the end of Fiscal 2015.

Our Platform Technology Solutions

Our marketing platform consists of 3 key products and connects behavior across devices and services

mobile app
serves as companion for entertainment experiences

- Mobile app for iOS, Android and Windows
- Uses audio recognition to identify TV and music programming

---

rewards network
of mobile apps and online video publishers

- 3rd party publishers can reward their users with Viggle points to drive specific behaviors, such as watching online video
- We expect the network will reach nearly 20mm users by the end of calendar Q1 2015. That includes Wetpaint, our O&O site acquired in Dec 2013, and third party publishers.

---

online store
to reward consumers for entertainment behavior

- Viggle points are redeemed at our ecommerce store
- Thousands of TV, movie, music and book titles are available form the major networks, studios, labels and publishers
- Partners can leverage our catalog for incentive based marketing and promotional campaigns

viggle store

Browse

Thousands of TV, movies, songs, books and audiobook titles

Purchase

Accepts Viggle Points and credit cards

Promote

Use Store promo codes to drive behaviors

Compatible with Roku, mobile, smart TV and web





Viggle Store
Music
Movies
TV
My Orders
Top Albums
Browse Music
Old Boots, New Dirt
Hozier
Top 50 Movies
Browse Movies
Homeland: Season 3
TV-MA
Genre: Drama
HOMELAND
Episodes
1. Tin Man is Down
DIRECTV
Have you checked out D
2 great new offers are
EXCLUSIVE OFFER
HBO
Upgrade to HBO® this month and get
+5,000 Viggle Points
Order Now

Market Opportunity

Viggle is the beneficiary of several important trends

Fragmentation of the media industry
- More quality choices than ever - disruptive pattern
- Models of media consumption are changing
- 63% of time spent consuming media is not with television[1]

Growth in mobile advertising
- TV expected to be 38% of larger advertising market[2]
  - $75 billion in 2017[2]
  - Growing but flat market share

- Mobile advertising growing as a percentage of the advertising market
  - From 1% in 2011 ($1.6 billion)[2]
  - To 16% of the market ($31 billion in 2017) [2]

Average Time Spent per Day with Major Media US Adults, 2013



Print 4%
Other 3%
Radio 12%
Digital (online) 19%
Digital (mobile) 20%
Digital (other) 5%
TV 37%

US Total Media Ad Spending, by Media 2011-2017



$ billions
200
150
100
50
1.6
4.4
8.5
13.1
18.6
24.7
31.1
2011
2012
2013
2014
2015
2016
2017
TV
Digital (non-mobile)
Digital (mobile)
Print
Radio
Outdoor

(1) eMarketer, Digital Set to Surpass TV in Time Spent with US Media, August 1, 2013
(2) eMarketer, US Total Media Ad Spend Inches Up, Pushed by Digital, August 22, 2013

Our Reach

7 million

Net Registered Platform Users

14 million

Active Reach[1]

26 million

Total Reach[2]

$19 million

Total Value of Points Redeemed

(1) Active Reach is defined as Viggle MAUs + Wetpaint FB Likes and Twitter Follows as of September 30, 2014

(2) Total Reach is defined as Viggle net registered users as of September 30, 2014 + Wetpaint monthly unique visitors for September, 2014

Differentiation: Data & Insights

Gain insight around the media consumption habits of your customers

- Viggle collects demo information at registration across our platform
- Combining our 1st party registration data, engagement activity, and commerce purchases creates a consumer media fingerprint



Demographic
Age
Gender
Zip code
TV Provider
Entertainment Behavior
TV viewership
Music listening
Ad engagements
Social media
viggle
Entertainment Fingerprint
Commerce Insights
Rewards redemption
Retail tracking
Coupon redemption

Differentiation: Engagement

Advertisers have many places to purchase reach, but our engagement sets us apart.

- Viggle Platform visitors spend an average of 48 minutes per visitor per month and the platform ranks 51st among all websites as measured by ComScore[1]
- Viggle's click-through-rate on all ads is 13% vs. less than 1% for digital media on average[2]
- The Viggle App averaged over 63 minutes per session as of F1Q2015[3]

(1) Source: ComScore for September of 2014; (2) Source: Morgan Stanley Research; (3) Source: Google Analytics

Blue Chip Advertising and Strategic Relationships

The Viggle Entertainment Marketing & Rewards platform is attracting some of the top media companies and brand relationships in the industry

Networks[1]

- NBC Universal
- FOX
- CBS
- Discovery
- Scripps Networks
- Univision
- Turner
- A&E

- Driven increased viewership and engagement around programming

Advertisers & Rewards[1]

- Lexus
- McDonalds
- Pepsi
- Best Buy
- Comcast
- Target
- Hyundai
- Hulu
- Starbucks
- Capital One
- Amazon
- Sephora
- JetBlue
- P&G

- Nielsen study found that ads were more effective among users who were exposed to the ad on TV and on Viggle as opposed to just on TV

Strategic

- DIRECTV
- Microsoft
- Scripps Network Interactive
- Tribune Media Services

- Multi-year relationships to support revenue, marketing and platform objectives

(1) This list reflects a sub-set of relationships and is not exhaustive